EQ ADVISORS TRUSTSM

SUPPLEMENT DATED FEBRUARY 27, 2018 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2017, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the following Portfolios:

AXA/AB Dynamic Growth

AXA/AB Dynamic Moderate Growth

(each, a “Portfolio” and collectively, the “Portfolios”)

Vadim Zlotnikov no longer serves as a member of the team that is responsible for the securities selection, research and trading for the Portfolios.

References to Vadim Zlotnikov contained in each Portfolio’s Prospectus and Statement of Additional Information are hereby deleted in their entirety.